Industry-Leading Wearable Injectors, People and Partners November 2, 2016 Exhibit 99.2

Forward Looking Statements This presentation contains forward-looking statements. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future are forward-looking statements. These forward-looking statements are based on management's beliefs and assumptions and on information currently available to our management. Our management believes that these forward-looking statements are reasonable as and when made. However, you should not place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. We do not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results, events and developments to differ materially from our historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to, those described in "Item 1A. Risk Factors" and elsewhere in our Annual Report on Form 10-K, filed with the U.S. Securities and Exchange Commission (“SEC”) on October 24, 2016, those described from time to time in other reports which we file with the SEC, and other risks and uncertainties including, without limitation: that Amgen may not purchase the remaining $5 million balance of the senior secured convertible note in January 2017 or the additional $10 million senior secured convertible note in January 2018; and that the Company's focus on wearable injector programs with key pharmaceutical customers may not improve its operating efficiencies or better position the Company to take advantage of commercial opportunities.

Industry-Leading Wearable Injectors, People and Partners - Agenda John Ryan President and CEO Opening Remarks Update on Targeted Growth Strategy Michael Ratigan SVP and Chief Commercial Officer Wearable Injector Market Overview Ian Hanson SVP and Chief Operating Officer Unilife Portfolio of Wearable Injectors David Hastings SVP and Chief Financial Officer Financial Results for Q4 and Full Year 2016 John Ryan President and CEO Closing Remarks

Introduction Industry-Leading Wearable Injectors, People and Partners An Attractive, Growing and Under-Served Market The Industry’s Best Wearable Injector Portfolio The Right People and Partners for Commercial Success

Targeted Growth Strategy Industry-Leading Wearable Injectors, People and Partners Wearable injectors for delivery of biologics Large biopharma companies seek platform- based systems for use with multiple target drugs Platforms support effective lifecycle management of multiple target therapy brands or indications An Attractive, Growing and Under-Served Market The Industry’s Best Wearable Injector Portfolio The Right People and Partners for Commercial Success

Targeted Growth Strategy Industry-Leading Wearable Injectors, People and Partners The first pre-filled, pre-assembled wearable injector portfolio Fully integrated, ready-to-inject therapies Customers can expect unique therapy brand identity through use of wearable platforms An Attractive, Growing and Under-Served Market The Industry’s Best Wearable Injector Portfolio The Right People and Partners for Commercial Success

Targeted Growth Strategy Industry-Leading Wearable Injectors, People and Partners Talented team of engineers supported by disciplined leadership Focused on customer programs and path to commercial sales Rigorous cost controls and reduced cash burn Strategic collaboration with Amgen Strong partnership with OrbiMed Established base of customers and programs with Amgen, MedImmune (AstraZeneca) and Sanofi An Attractive, Growing and Under-Served Market The Industry’s Best Wearable Injector Portfolio The Right People and Partners for Commercial Success

Mary Kate Wold, Chair Rosemary Crane Duane DeSisto Harry Hamill John Lund Jeff Carter John Ryan President and CEO David Hastings SVP and CFO Ian Hanson SVP and COO Michael Ratigan SVP, Chief Commercial Officer Stephanie Walters SVP, GC and Secretary Rick Bente VP, Combination Products VP Quality & Regulatory Affairs Business Leadership Joined Unilife in 2011 from Becton Dickinson, where he was a global commercial leader for self-injection systems and led commercial efforts for prefilled syringes in North America. Joined Unilife in 2014 from Aramark where she was Assistant General Counsel for four years. Joined Unilife in 2011 from Becton Dickinson where she was responsible for several drug delivery technologies Joined Unilife in 2011 after 8 years at Medtronic Diabetes where he was an R&D technical and marketing lead on their next generation insulin pumps. Strong, Disciplined Team with Deep Industry and Business Experience Strengthened Board with Substantial Life Sciences Experience Michael Kamarck, Ph.D Molly Weaver, Ph.D

Targeted Growth Strategy

Business Realigned for Disciplined Execution and Reduced Cash Burn

Business Realigned for Execution on Wearable Programs


Number of Employees
300
250
200
150
100
50
0
142
August 2015
November 2016

- Workforce reduced – ↓53%
- Teams aligned for optimizing performance on programs with Amgen, MedImmune and Sanofi
- Sublet surplus King of Prussia office space
- Focused R&D investment to maintain leadership position in wearable injectors

Rigorous Cost Control Measures Reducing Operating Expenses


R&D and SG&A Expense $M
R&D
SG&A
$9.4
$17.0
$7.6
$7.4
Q4 2015
Q4 2016

- Disciplined team rigorously implementing strategy
- R&D and SG&A expenses reduced Q42016 vs Q42015
- Reduced expenses are not expected to detract in any way from our focus on wearable injectors
- none of these . . . efforts detract in any way

Long-Term Relationships

Amgen

- Global strategic collaboration signed Feb. 2016
- $75M provided to date
- $5M in convertible notes contemplated Jan. 2017
- $10M in convertible notes contemplated Jan. 2018

OrbiMed

- Leading healthcare-focused global investment firm with approximately $14 billion in assets under management
- $70 million in debt financing provided since 2014

unilife

9

Engaged Workforce ~ 70 operations employees engaged in manufacturing devices and sub-assemblies, and developing processes and equipment for customer programs ~ 50 engineers and technical staff designing and testing wearable devices to advance customer programs, and on continued product innovation > 50% reduction in administrative staff Focused on Customer Requirements and Program Execution

Addressing Market Needs with Wearable Injectors Improving Patient Experience to Optimize Therapy Compliance + + From E.g. 1mL every two weeks to 2mL every month E.g. Three injections per dose to 1 injection for full dose E.g. 180mg (1mL) in 10 sec. to 180mg (2mL) in 45 sec. Intuitive steps of use with patient-focused, fully integrated drug- device combination products E.g. Shift from IV infusion in specialty care center to subQ self-injection wherever the patient is Integration of device, drug and data within a connected health ecosystem Ease of Use Improving Mobility Enabling Data Connectivity Reducing Injection Frequency Reducing Injections Per Dose Reducing Pain and Discomfort

Significant Market Opportunity BioPharma Companies with Potential for Multiple Wearable Programs Over 100 phase II, III or marketed molecules from biopharma companies identified as having products with characteristics that make them potential candidates for prospective use with wearable or hand-held injection technologies * Suitability based on criteria incl. dose strength, admin. route, injection frequency, drug formulation and potential for patient self-injection. Phase 1 molecules, insulin therapies and biosimilars not included. Based on publicly available information as of October 2016 from sources including clinicaltrials.gov, biopharma company statements and Adis insight

1st Wave 2nd Wave 3rd Wave Initial therapies launched in first generation wearable injector technologies Various pharma with multi-drug targets select preferred wearable platforms and partners Lead programs underway (avg. 3-4 yr. period from program start until commercial launch) Multiple pharma companies launch initial wearable therapies and commence incremental programs Conversion of approved molecules to wearable injectors for lifecycle management Widespread wearable adoption across industry Smart technologies become commonly integrated in wearable systems Increasing demand and device pricing Projected number of drugs in wearable injectors Wearable Injectors – A Significant Market Opportunity Embraced by Industry, Poised for a Decade of Growth and Consolidation Projected year of introduction of drug in a wearable injector format

Precision-Therapy™ Flex-Therapy™ Flex-Therapy™ Mini Imperium™ 0.5mL to 2mL 0.5mL to 2mL 2mL to 10mL 2mL to 10mL Constant basal insulin with on-demand bolus Any bolus, constant infusion or variable rate Immediate bolus Delayed or intermittent bolus, constant infusion or variable rate Electromechanical control Electromechanical control Mechanical drive force Electromechanical control Unilife Wearable Injector Portfolio A Broad, Platform-Based Portfolio for any Wearable Therapy

Unilife Wearable Injectors Competitor A Competitor B 3 Device-related steps to therapy 9 Device-related steps to therapy 9 Device-related steps to therapy Supplied to user pre-filled and fully integrated with drug in ready-to-inject format Supplied to user in kit for assembly and loading of dose into device prior to use Supplied to user in kit for assembly and filling of device with syringe prior to use Competitive Advantages The First Ready-to-Inject, Fully Customizable Wearable Injectors + + Competitor information based on publicly available information as of August 2016

Connected Health Ecosystems Enabling Drug, Device and Data Integration to Enhance Care Data Hub Delivery System with Integrated Connectivity Therapeutic App on Phone, Tablet or Computer Cloud-Based Hub for Data Access and Security Scanning of Drug by QR Code or RFID Bluetooth integrated in device Discreet wear with app updates Removable electronics to comply with disposal laws in E.U., Asia Medication calendar, reminders and prompts for patient adherence Easy access to therapy information Convenient support center access Alerts for recalls or label updates Access real-time and historic data for better data-driven decisions Refine therapy regimes or switch to alternative products with superior performance Review records for adverse events Scanning before use to verify prescription and expiry date Align drug reimbursement with actual usage rates

Selected Financial Results Q4 2016 Q4 2015 FY 2016 FY 2015 Revenue $ 6.3M $ 3.5M $ 14.8M $ 13.2M Research & development (1) $ 7.4M $ 17.0M $ 43.2M $ 52.5M Selling, general & administrative (2) $ 7.6M $ 9.4M $ 43.2M $ 36.2M Net loss (3) ($7.7M) ($26.1M) ($100.8M) ($90.8M) Net loss per share – diluted ($0.47) ($2.16) ($7.04) ($8.10) (1) R&D expense for the fourth quarter of fiscal 2016 and for fiscal year 2016 included $0.6 million and $4.6 million of share based compensation expense, respectively, compared to $1.5 million and $3.7 million in the respective prior periods. (2) SG&A expense for the fourth quarter of fiscal 2016 and for fiscal 2016 included $0.7 million and $9.3 million of share based compensation, respectively, compared to $2.4 million and $8.0 million in the respective prior periods. (3) The fiscal year 2016 net loss includes an asset impairment charge of approximately $26.6M

Targeted Growth Strategy Implemented Commence Supply for Clinical Trials Commence Commercial Scale-Up Commence Commercial Sales Continued Commercial Growth 2017 2018 2019 2016 Customer programs complete device design verification Production and supply of clinical batches for customers for human clinical trials Production and supply of commercial equivalent devices for validation and customer pre-launch activities Commercial sales for anticipated patient use commence to meet customer program schedules Sales from multiple customer programs expected to continue for numerous years Key Publicly Disclosed Long-Term Customer Agreements Strategic collaboration signed in February 2016 Granted exclusive and non-exclusive wearable access in select areas Long-term development and supply agreement signed 2013 Commercial supply agreement with minimum volumes for lead molecule signed in 2015 Exclusive supplier for all Sanofi (non-cartridge) wearable drugs Minimum 15 year term May extend to drug collaboration partners Established Customer Base with Path to Commercial Sales Slide reflects calendar years Looking Ahead 2016 2018 2019 2017 2020 Amgen MedImmune (AstraZeneca) Sanofi

Summary Focused on industry-leading wearable injector technology Long-term collaborations with large pharmaceutical companies: Amgen, AstraZeneca, and Sanofi Disciplined, experienced leadership focused on minimizing cash burn and becoming a profitable company Significant commercial opportunity for wearable injectors with existing and new customers Partnering with established, reliable industry leaders and material suppliers Building a profitable organization on a foundation of integrity, discipline, and innovative technology Wearable-Focused. Disciplined Leadership. Positioned for Growth.